American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
August 31, 2023

Focused Global Growth - Schedule of Investments
AUGUST 31, 2023 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.8%
Brazil — 2.4%
B3 SA - Brasil Bolsa Balcao	5,497,400	14,376,133
Canada — 2.5%
Canadian Pacific Kansas City Ltd.	189,920	15,075,850
Denmark — 3.1%
Novo Nordisk A/S, B Shares	101,320	18,688,851
France — 7.5%
AXA SA	515,930	15,501,060
Pernod Ricard SA	71,980	14,126,338
Schneider Electric SE	88,170	15,113,068
		44,740,466
Hong Kong — 5.1%
AIA Group Ltd.	1,586,000	14,350,527
Hong Kong Exchanges & Clearing Ltd.	409,983	15,890,200
		30,240,727
India — 2.4%
HDFC Bank Ltd.	767,830	14,539,603
Ireland — 3.2%
ICON PLC(1)	72,130	18,749,472
Netherlands — 2.5%
ASML Holding NV	23,050	15,156,023
Spain — 2.4%
Cellnex Telecom SA(1)	369,090	14,116,016
United Kingdom — 4.9%
AstraZeneca PLC	102,580	13,778,813
London Stock Exchange Group PLC	146,170	15,121,889
		28,900,702
United States — 63.8%
Advanced Micro Devices, Inc.(1)	135,880	14,365,234
Air Products & Chemicals, Inc.	56,530	16,704,050
Amazon.com, Inc.(1)	135,260	18,667,233
Aptiv PLC(1)	164,230	16,661,133
Avantor, Inc.(1)	767,690	16,620,489
Cheniere Energy, Inc.	107,780	17,589,696
CoStar Group, Inc.(1)	180,730	14,818,053
Danaher Corp.	60,860	16,127,900
Equinix, Inc.	20,806	16,257,392
GXO Logistics, Inc.(1)	251,697	16,101,057
Howmet Aerospace, Inc.	331,870	16,417,609
Humana, Inc.	28,800	13,294,944
MarketAxess Holdings, Inc.	56,570	13,629,410
Marvell Technology, Inc.	265,340	15,456,055
Mastercard, Inc., Class A	44,700	18,445,008
Microsoft Corp.	115,990	38,016,882
Pioneer Natural Resources Co.	72,628	17,280,380
Prologis, Inc.	120,950	15,021,990
S&P Global, Inc.	44,600	17,432,356
SBA Communications Corp.	65,990	14,816,735
TransDigm Group, Inc.(1)	19,930	18,013,730

Workday, Inc., Class A(1)	73,460	17,960,970
		379,698,306
TOTAL COMMON STOCKS (Cost $515,590,684)		594,282,149
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,059	2,059
Repurchase Agreements — 0.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.375% - 3.00%, 5/15/47 - 5/15/51, valued at $229,065), in a joint trading account at 5.25%, dated 8/31/23, due 9/1/23 (Delivery value $224,424)		224,391
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.875%, 2/28/27, valued at $1,140,376), at 5.28%, dated 8/31/23, due 9/1/23 (Delivery value $1,118,164)		1,118,000
		1,342,391
TOTAL SHORT-TERM INVESTMENTS (Cost $1,344,450)		1,344,450
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $516,935,134)		595,626,599
OTHER ASSETS AND LIABILITIES†		(108,514)
TOTAL NET ASSETS — 100.0%		$595,518,085

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	23.4%
Information Technology	16.9%
Health Care	16.3%
Industrials	13.5%
Real Estate	10.2%
Consumer Discretionary	6.0%
Energy	5.9%
Materials	2.8%
Consumer Staples	2.4%
Communication Services	2.4%
Short-Term Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	—	$14,376,133	—
Denmark	—	18,688,851	—
France	—	44,740,466	—
Hong Kong	—	30,240,727	—
India	—	14,539,603	—
Netherlands	—	15,156,023	—
Spain	—	14,116,016	—
United Kingdom	—	28,900,702	—
Other Countries	$413,523,628	—	—
Short-Term Investments	2,059	1,342,391	—
	$413,525,687	$182,100,912	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.